Rule 497(d)

                                   FT 8951
              Global Dividend Portfolio, Series 64 (the "Trust")


                          Supplement to the Prospectus

      Notwithstanding anything to the contrary in the Prospectus, in order to comply with Executive Order 13959 regarding securities investments that finance Communist Chinese Military Companies (the "Executive Order"), all shares of China Mobile Limited (ADR) (ticker: CHL) have been removed from the Trust.

January 8, 2021